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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 26, 2008

PRINTING COMPONENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53183
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street, East
Unit 5
Hamilton, Ontario
Canada L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION
ARRANGEMENTS OF CERTAIN OFFICERS

     On May 26, 2008, John Dow resigned as an officer and director of Printing Components, Inc. Mr. Dow was treasurer, principal financial officer and principal accounting officer as well as a director. Mr. Dow resigned due to family commitments.

     On May 28, 2008, the board of directors appointed Laurene Rogers as a director, treasurer, principal financial officer and principal accounting officer. Since November 1, 2006, Ms. Rogers has been a mobile mortgage specialist with Royal Bank located in Hamilton, Ontario, Canada. From November 1991 to October 2006, Ms. Rogers was a mortgage development manager with Scotiabank located in Hamilton, Ontario, Canada.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated this 29th day of May 2008.

PRINTING COMPONENTS INC.

BY:   HERB ADAMS
         Herb Adams, President, Principal Executive
         Officer, and a member of the Board of
         Directors.